Persimmon Long/Short Fund

Class A Shares: LSEAX

Class I Shares: LSEIX

a series of Northern Lights Fund Trust III

Supplement dated May 3, 2013
to the Prospectus and Statement of Additional Information dated December 17, 2012

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Prospectus:

The fourth paragraph under the section entitled: “Principal Investment Strategies” located on page 2 of the Prospectus for the Persimmon Long/Short Fund (the “Fund”) is hereby replaced in its entirety with the following:

The Fund has no policy with respect to the capitalization of issuers in which it may invest and seeks a widely diversified portfolio across all market capitalizations and sectors.  Under normal market conditions, the Fund will invest at least 75% of its net assets in a combination of long and short positions in equity-related securities including common stocks, preferred stocks, rights, warrants, convertibles, partnership interests, other investment companies including ETFs, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and cash equivalent securities.  In certain market environments, it may be advantageous for the Fund to invest in other non-equity security types of investments with up to 25% of the Fund’s net assets such as fixed income securities of any duration or credit quality (including, but not limited to, corporate debt, sovereign debt, exchange-traded notes, debt issued by the U.S. Government and its agencies, and high-yield bonds), forward currency contracts, futures, options and swaps.

The prior performance of Caerus Global Investors, LLC under the section entitled: “Prior Performance of Similarly Managed Sub-Adviser Funds” located on page 17 of the Prospectus is hereby deleted in its entirety.

The prior performance of ISF Management, LLC under the section entitled: “Prior Performance of Similarly Managed Sub-Adviser Funds” located on page 18 of the Prospectus is hereby replaced in its entirety with the following:

ISF Management, LLC

The chart below shows the annualized historical performance of the Investment Strategies Fund, LP, a private investment fund managed by ISF (“Investment Strategies Fund”).

For the Periods Ending 10/31/12	Investment Strategies Fund - Gross	Investment Strategies Fund – Net	S&P 500 Index (w/dividends) (1)	Investment Strategies Fund Volatility	S&P 500 Index (w/dividends) Volatility (1)
1 Year	5.81	3.85	15.21	7.73	10.61
3 Years	10.30	7.38	13.21	8.10	15.58
5 Years	7.12	4.87	0.36	8.58	19.15
Since Inception (2)	11.57	8.47	1.81	11.21	16.07

(1)

The S&P 500 Index (with dividends reinvested) consists of 500 stocks chosen for their market size, liquidity and industry group representation.  It is a market value-weighted index and one of the most widely-used benchmarks for U.S. stock performance.  Investors cannot invest directly in an index, and index figures do not reflect any deduction for fees, expenses or taxes.

(2)

The inception date for the Investment Strategies Fund was August 1, 2000.

Statement of Additional Information:

The fourth paragraph under the section entitled: “INVESTMENTS AND RISKS” located on pages 32 of the Statement of Additional Information is hereby replaced in its entirety with the following:

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

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This Supplement, dated May 3, 2013, and the Prospectus and Statement of Additional Information, each dated December 17, 2012, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-233-8300.